Exhibit 99.2


Avidbank

Avidbank Holdings, Inc.

Investor Presentation | Q3 2026

Safe Harbor Statement and Disclaimer

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of U.S. federal securities laws, which involve risks and uncertainties. You should not place undue reliance on forward-looking statements because they are subject to numerous uncertainties and factors relating to our operations and business, all of which are difficult to predict and many of which are beyond our control. All statements, other than statements of historical fact, are forward-looking statements. Forward-looking statements include statements concerning our possible or assumed financial condition, results of operations, including descriptions of our business plans, strategy and expectations, capital and financing needs and liquidity and regulatory and competitive outlook. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "will," "would" and, in each case, their negative or other variations or comparable terminology and expressions. The results, events and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. We caution that the forward-looking information and statements are based largely on our expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control. Such forward-looking statements are based on various assumptions (some of which may be beyond our control) and are subject to risks and uncertainties, which change over time, and other factors which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, but are not limited to: uncertain market conditions and economic trends nationally, regionally and particularly in the Bay Area (which we define as the counties of Alameda, Contra Costa, Marin, Monterey, Napa, San Francisco, San Mateo, Santa Clara, Santa Cruz, Solano and Sonoma) and California; economic conditions affecting the venture capital and private equity industries, including any decline in overall portfolio company investment, merger and acquisition activity and other liquidity events affecting venture and private equity fund and their portfolio companies; risks related to the concentration of our business in California, and specifically within the Bay Area, including risks associated with any downturn in the real estate sector; the effects of a prolonged government shutdown; the occurrence of significant natural disasters, including fires and earthquakes, geopolitical events, and acts of war or terrorism; the effects of natural or man-made disasters, including the effects of pandemic viruses; changes in market interest rates that affect the pricing of our loans and deposits and our net interest income; risks related to our strategic focus on lending to small to medium-sized businesses; the sufficiency of the assumptions and estimates we make in establishing reserves for potential loan losses and the value of loan collateral and securities; our ability to attract and retain executive officers and key employees, including their client and community relationships; our ability to successfully manage any chief executive officer transition; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality and losses in our loan portfolio; the costs of and effects of legal and regulatory developments, including legal proceedings and lawsuits we are or may become subject to; the results of regulatory examinations or reviews and the effect of and our ability to comply with, any regulations or regulatory orders or actions we are or may become subject to; our level of non-performing assets and the costs associated with resolving problem loans; our ability to maintain adequate liquidity and to raise necessary capital to fund our growth strategy and operations or to meet increased minimum regulatory capital levels; the effects of increased competition from a wide variety of local, regional, national and other providers of financial services; technological changes and developments; negative trends in our market capitalization and adverse changes in the price of our common stock; risks associated with unauthorized access, cyber-crime and other threats to data security; the effects of any strategic transactions we may make or evaluate, and the costs associated with any potential or actual strategic transaction; our ability to comply with various governmental and regulatory requirements applicable to financial institutions, including supervisory actions by federal and state banking agencies; the impact of recent and future legislative and regulatory changes, including changes in banking, accounting, securities and tax laws and regulations and their application by our regulators, and economic stimulus programs; governmental monetary and fiscal policies, including the policies of the Federal Reserve and policies related to tariffs; our ability to implement, maintain and improve effective internal controls; and our success at managing any of the risks involved in the foregoing items. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company's filings with the SEC, including the Company's most recent annual report on Form 10-K and quarterly reports on Form 10-Q under the heading "Risk Factors" therein and available at the SEC's Internet site www.sec.gov. The foregoing factors should not be considered exhaustive. New risks and uncertainties may emerge from time to time, and it is not possible for us to predict their occurrence or how they will affect us. If one or more of the factors affecting our forward-looking information and statements prove incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information. Therefore, we caution you not to place undue reliance on our forward-looking information and statements. We disclaim any duty to revise or update the forward-looking statements, whether written or oral, to reflect actual results or changes in the factors affecting the forward-looking statements, except as specifically required by law.

Safe Harbor Statement and Disclaimer (continued)

Industry Information

Within this presentation, we reference certain industry and sector information and statistics. We have obtained this information and statistics from various independent, third-party sources. Nothing in the data used or derived from third-party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of internal surveys and independent sources. We believe that these external sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the demographic, economic, employment, industry and trade association data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. Finally, forward-looking information obtained from these third-party sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation.

Non-GAAP Financial Measures

This presentation includes financial information prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). This presentation also includes non-GAAP financial information, which should be considered supplemental to, and not a substitute for or superior to, the financial measure calculated in accordance with GAAP. Management has presented these non-GAAP financial measures because we believe that these measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP. Management believes that adjusted net income, adjusted diluted earnings per share, adjusted return on average assets, adjusted return on average equity, adjusted non-interest expense, adjusted efficiency ratio, taxable equivalent net interest income and taxable equivalent net interest margin are reasonable measures to understand the Company's core operating performance and are important to many investors who are interested in understanding our profitability prospects from our core operations.

However, we acknowledge that our non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other banking companies use. Other banking companies may use names similar to those we use for the non-GAAP financial measures we disclose but may calculate them differently. You should understand how we and other companies each calculate their non-GAAP financial measures when making comparisons. For a description of the non-GAAP financial information included herein and reconciliations to the most directly comparable GAAP measure, see the appendix to this presentation.

Diversified Commercial Bank Positioned for Growth

- Founded in 2003 with roots in dynamic Bay Area and a national expansion strategy
- Diversified core funding base and well-balanced loan portfolio
- Experienced management team with continued investment in talent acquisition and development
- Disciplined underwriting approach with a proven track record of solid asset quality through various economic cycles
- Efficient footprint with one branch and two loan production offices
- Historically strong loan and deposit growth

2026Q3 Financial Highlights

Balance Sheet	Total Assets	$3.0B
	Total Loans	$2.3B
	Total Deposits	$2.6B
Capital	Tier 1 Leverage Ratio	10.82%
	Total Risk-Based Capital Ratio	13.48%
Credit	NPAs / Assets	0.54%
	ACL / Loans	1.11%
Profitability	Net Interest Margin	4.07%
	Efficiency Ratio	49.80%
	Return on Average Assets	1.42%
	Return on Average Equity	13.43%

Financial data as of the three months ended Sep. 30, 2026

Our Business Model

Corporate Banking
- Traditional commercial and owner-occupied banking for Bay Area clients
- Providing high touch service to enable our local clients to meet their financing needs and manage their cash

Commercial Real Estate
- Financing for commercial, multi-family, and mixed-use properties
- Collateralized by investment properties in California

Construction Lending
- Land acquisition, pre-development and construction loans on residential, commercial and mixed-use properties
- Focus on high quality residential properties in desirable Bay Area neighborhoods



Local Bay Area[1] Focus...
...With a Growing National Presence

Venture Lending
- Comprehensive suite of banking and financing solutions for VC- and PE-backed companies

Sponsor Finance
- Funds lower-middle market acquisitions for entrepreneurs using the search fund model and PE-backed companies

Asset-Based Lending
- Provides flexible working capital structured under formula lines of credit

SBA Lending
- Providing government guaranteed lending solutions

Fund Finance
- Capital call lines of credit to PE and VC firms

Treasury Management
- Proactively helping clients with cash management needs
- Specialty deposit products including 1031 exchange intermediaries, HOA banking solutions, and EB-5 banking

[1] Bay Area defined as the counties of Alameda, Contra Costa, Marin, Monterey, Napa, San Francisco, San Mateo, Santa Clara, Santa Cruz, Solano, and Sonoma

Bay Area Core, Expanding National Reach

Avidbank serves clients in 42 states with team members located in key innovation hubs nationwide
26% of loan balances are outside of California, driven by targeted growth in our national businesses


Bay Area
LPO
San Francisco
LPO
Redwood City
Branch and HQ
San Jose
A
AVBH Headquarters
Primary Lending Area
Banking Relationships

Q3 2026 Balance Sheet

Results as of and for

$ in thousands	Q3 2026	Q2 2026	Q3 2025
Balance Sheet:			
Cash and Cash Equivalents	$ 354,059	$ 159,909	$ 177,319
Debt Securities	279,712	232,196	173,588
Loans, net of deferred fees and ACL	2,259,739	2,202,618	1,937,560
Other Assets	73,322	65,717	73,987
Total Assets	$2,966,832	$2,660,440	$2,362,454
Non-Interest-Bearing Deposits	$ 535,128	$ 568,509	$ 471,770
Interest-Bearing Deposits	2,076,918	1,753,439	1,577,388
Total Deposits	2,612,046	2,321,948	2,049,158
Subordinated Debt, Net	29,130	22,000	22,000
Short-Term Borrowings	-	-	-
Other Liabilities	26,146	20,307	18,183
Total Liabilities	2,667,322	2,364,255	2,089,341
Total Shareholders' Equity	299,510	296,185	273,113
Total Liabilities and Shareholders' Equity	$2,966,832	$2,660,440	$2,362,454

	Q3 2026	Q2 2026	Q3 2025
Balance Sheet and Capital Ratios:			
Tier 1 Leverage Ratio	10.82%	11.50%	11.14%
Common Equity Tier 1 Ratio	11.45%	11.35%	11.68%
Tier 1 Risk-Based Capital Ratio	11.45%	11.35%	11.68%
Total Risk-Based Capital Ratio	13.48%	12.79%	13.48%
Common Equity Ratio	10.10%	11.13%	11.56%
Asset Quality Data:			
Total ACL / Loans + Unfunded Commitments	1.11%	1.09%	1.19%
Non-Performing Assets to Total Assets	0.54%	0.54%	0.12%
Net Charge-Offs to Average Loans	0.00%	0.35%	(0.01%)

Third quarter 2026 highlights:

- Period-end loans* increased $58 million, or 10% annualized, from June 30, 2026 and $324 million, or 17%, from September 30, 2025
- Average deposits increased $284 million, or 51% annualized, from the second quarter of 2026 and $450 million, or 22%, from the third quarter of 2025
- Redeemed $22 million of callable subordinated notes and closed on a $30 million private placement of new subordinated notes. The new subordinated notes have a maturity date of September 1, 2036, and carry a fixed rate of interest of 7.00% for the first five years.

* Net of deferred loan fees

Q3 2026 Income and Profitability

$ in thousands, except per share amounts	Results as of and for Q3 2026	Q2 2026	Q3 2025	Change from Q2 2026*		Change from Q3 2025	
Select Operating Data:							
Net Interest Income	$ 28,674	$ 26,681	$ 22,650	$ 1,993	30%	$ 6,024	27%
Provision for Credit Losses	1,151	2,789	1,355	(1,638)	(233%)	(204)	(15%)
Total Non-interest Income	1,696	3,050	(60,852)	(1,354)	(176%)	62,548	(103%)
Total Non-interest Expense	15,125	16,473	13,479	(1,348)	(32%)	1,646	12%
Income Before Income Taxes	14,094	10,469	(53,036)	3,625	137%	67,130	(127%)
Income Tax Expense	3,910	2,822	(15,301)	1,088	153%	19,211	(126%)
Net Income	$ 10,184	$ 7,647	$(37,735)	$ 2,537	132%	$ 47,919	(127%)
Net Income - adjusted[1]	$ 10,184	$ 8,197	$ 6,707	$ 1,987	96%	$ 3,477	52%
Per Share Data:							
Diluted Earnings Per Share	$ 0.94	$ 0.71	$ (4.12)	$ 0.23	129%	$ 5.06	(123%)
Diluted Earnings Per Share - adjusted[1]	0.94	0.76	0.72	0.18	94%	0.22	31%
Book Value Per Share	27.24	26.97	25.00	0.27	4%	2.24	9%
Performance Ratios:							
Return on Average Assets	1.42%	1.20%	(6.35%)	22 bps		777 bps	
Return on Average Assets - adjusted[1]	1.42%	1.28%	1.13%	14 bps		29 bps	
Return on Average Equity	13.43%	10.40%	(63.19%)	303 bps		7,662 bps	
Return on Average Equity - adjusted[1]	13.43%	11.15%	11.23%	228 bps		220 bps	
Net Interest Margin	4.07%	4.26%	3.90%	(19) bps		17 bps	
Efficiency Ratio	49.80%	55.41%	(35.28%)	(561) bps		8,508 bps	
Efficiency Ratio - adjusted[1]	49.80%	48.73%	55.72%	107 bps		(592) bps	

Third quarter 2026 highlights:

- Net interest margin was 4.07%, a decline of 19 basis points from the second quarter, primarily due to an increase in interest-earning cash balances resulting from temporarily higher deposit balances
- Return on average assets was 1.42% and efficiency ratio was 49.80%
- Book value per share was $27.24 at September 30, 2026, an increase of $0.27 from June 30, 2026, and an increase of $2.24 from September 30, 2025

[1]Adjusted measure. See GAAP to non-GAAP reconciliation in Appendix for detail.
*Percent change from Q2 2026 annualized

Proven Organic Growth

Total Assets ***($s in millions)***



$917
$1,132
$1,431
$2,162
$2,133
$2,231
$2,304
$2,570
$2,967
2018 – Q3 2026 CAGR: 16%
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q3

Total Loans ***($s in millions)***



$806
$889
$993
$1,223
$1,554
$1,741
$1,865
$2,148
$2,283
2018 – Q3 2026 CAGR: 14%
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q3

Total Deposits ***($s in millions)***



$797
$973
$1,254
$1,979
$1,823
$1,654
$1,891
$2,186
$2,612
2018 – Q3 2026 CAGR: 17%
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q3

Loan / Deposit Ratio (%)



101%
91%
79%
62%
85%
105%
99%
98%
87%
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q3

Net Interest Margin

- Net interest margin was 4.07% for the third quarter of 2026, a decrease of 19 basis points from the second quarter
- The decline in the margin was primarily due to an increase in interest-earning cash from temporary deposit balances, which impacted the margin by approximately 17 basis points
- The increase in net interest income in the third quarter was primarily due to temporarily higher deposit balances resulting in higher cash balances, along with higher average loan balances and higher balances of debt securities

Taxable-Equivalent Net Interest Income[1] *($s in thousands)* and Net Interest Margin (%)



3.90%
4.13%
4.38%
4.26%
4.07%
$22,658
$25,021
$26,508
$26,689
$28,682
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Historical Loan Yields (%)



6.98%
6.68%
6.68%
6.67%
6.66%
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Historical Deposit Cost (%)



2.67%
2.39%
2.24%
2.29%
2.29%
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

[1]Adjusted measure. See GAAP to non-GAAP reconciliation in Appendix for detail.

Capital Trends

Common Equity Ratio (%)



6.34%
6.45%
7.41%
8.09%
10.93%
10.10%
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q3

Tier 1 Leverage Ratio (%)



6.89%
9.46%
9.77%
10.35%
11.23%
10.82%
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q3

Tier 1 Risk-Based Capital Ratio (%)



8.90%
9.82%
9.88%
10.59%
11.05%
11.45%
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q3

Total Risk-Based Capital Ratio (%)



Redeemed $22 million subordinated notes and issued $30 million of new subordinated notes
11.11%
11.76%
11.86%
12.30%
12.57%
13.48%
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q3

Diversified Lending Platform

- 14% loan CAGR since 2018, demonstrating history of consistent organic growth
- Commercial lending focus – C&I plus owner-occupied CRE account for 59% of total loans
- Diversified CRE book spans office, hotel, retail, industrial and more – no single-sector risk
- Targeted construction lending focused on residential builds in affluent Bay Area markets with experienced local developers

Loan Portfolio Interest Rate Comparison



Fixed
21%
Adjustable
26%
Total Loans at Sep. 30, 2026:
$2.3B
Floating
53%
6% of floating rate loans are at floor rates

Loan Portfolio by Type[1]



CRE Owner-Occupied
9%
Construction & Land
7%
Residential Real Estate
2%
Multi-family
13%
Non-Owner-Occupied
19%
Commercial & Industrial
50%

Non-Owner-Occupied CRE at 9/30/2026			
$s in thousands; % of total loans			
Office	$	156,638	7%
Retail		102,171	4%
Hotel/Motel		77,174	3%
Industrial		60,383	3%
Warehouse		16,562	1%
Other		27,656	1%
Total	**$**	**440,584**	**19%**

*Average Non-Owner-Occupied Office Loan Size: **$2.7 million***

[1]Loan portfolio by type does not reflect the divisional breakdown; divisions may include loans across multiple product types

C&I Lending Overview

Diversified portfolio of C&I lending includes multiple verticals and varied industries, driving balanced, disciplined growth



Corporate Banking
$171 million
15%
Venture Lending
$311 million
27%
Capital Call Lines
$63 million
6%
Total C&I Loans
at Sep. 30, 2026:
$1.1B
Asset-Based Lending
$211 million
19%
Sponsor Finance
$314 million
28%
Other C&I
$62 million
5%

Venture Lending Overview

- Launched in 2019, Avidbank's venture platform serves VC- and PE-backed tech companies and their investors nationwide
- Platform is highly self-funded, with client deposits exceeding loan balances by 2.7 times
- Borrowers are required to bank with Avidbank which provides added visibility into cashflows and tighter credit control
- Clients are backed by institutional capital, with experienced sponsors providing support and stability
- Avidbank receives equity warrants in connection with extending loan commitments to certain of its customers. As of Sep. 30, 2026, Avidbank has a total of 151 warrant positions in 102 clients*
- Companies with software-as-a-service (SaaS) revenue model total $190 million, or 61%, of the Venture Lending portfolio across multiple industries
- Fundraising across the portfolio remains healthy

Venture Loans and Deposits *($s in millions)*


Loans
Deposits
Deposits/ Loans
Venture Lending
$311
$837
2.7x

Venture Lending Portfolio by Industry


Professional Services
6%
Financial Services
11%
Healthcare
16%
Other
11%
Software & Technology
56%

*Warrant positions are held at the holding company

Venture Lending SaaS Exposure

AI Advancement and SaaS Transformation

- The SaaS revenue model is undergoing a fundamental shift primarily driven by the accelerated advancements of AI. Horizontal SaaS businesses are generally viewed as the most vulnerable to disruption.
- Avidbank is closely monitoring the divergence in SaaS companies focused on horizontal or vertical SaaS strategies:
  - Horizontal solves a specific functional problem, such as CRM, HR or payroll, across a wide range of industries
  - Vertical is purpose-built for the unique workflows and regulatory requirements of a specific industry
- SaaS portfolio update:
  - SaaS borrowers are broadly utilizing AI-driven development tools
  - Sentiment has improved as investors are realizing the software business model is needed along with AI models
  - SaaS borrowers continue to successfully raise equity rounds with funding split between horizontal and vertical SaaS

SaaS Lending Exposure by Industry



Logistics & Transportation
6%
Financial Services
11%
Other
8%
Total SaaS Loans at Sep. 30, 2026:
$190 million
Software & Technology
75%

SaaS Strategy Portfolio Breakdown

$s in thousands	Sep. 30, 2026			Jun. 30, 2026		
		Balance ($)	% of Total		Balance ($)	% of Total
Horizontal SaaS Strategy						
Total Deposits	$	90,888	3.5%	$	102,889	4.4%
Total Loans		61,651	2.7%		52,105	2.3%
Criticized/Classified		1,198	0.1%		2,322	0.1%
Vertical SaaS Strategy						
Total Deposits	$	220,488	8.4%	$	257,649	11.1%
Total Loans		128,297	5.6%		138,129	6.2%
Criticized/Classified		-	0.0%		3,450	0.2%

Avidbank

Disciplined Credit Culture and Minimal History of Losses

- Proven ability to manage credit through cycles with minimal loss history, even following tumultuous periods for the sector
- Structured credit process combines efficient execution with strong controls, including:
  - Multi-level credit approval framework
  - Regular divisional portfolio reviews
  - Special Asset Committee meetings twice a month to review any watch, criticized, and classified loans
- Independent third-party reviews conducted annually on over 90% of loan balances

CRE Concentrations



Construction & Development
Total CRE
Cons & Dev Regulatory Guidance
Total CRE Regulatory Guidance
300%
292%
300%
278%
262%
71%
63%
63%
50%
45%
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

NPAs / Assets (%)



0.18%
0.34%
0.25%
0.15%
0.67%
0.06%
0.06%
0.95%
0.54%
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q3

ACL / Loans + Unfunded Commitments (%) and NCOs / Avg Loans (%)



ACL / Loans + Unfunded Commitments
NCOs / Avg Loans
1.26%
1.31%
1.30%
1.10%
1.09%
1.22%
1.12%
1.15%
1.11%
0.02%
(0.01%)
0.04%
0.29%
0.01%
0.01%
0.24%
0.07%
0.28%
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
2026YTD

*annualized

Special Mention and Substandard / Doubtful Loans

Special Mention Loan Trends *($s in millions)*



Total Special Mention
Percent of loans
1.48%
0.51%
1.57%
2.16%
1.68%
$29.0
$10.8
$34.1
$48.1
$38.4
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Substandard / Doubtful Loan Trends *($s in millions)*



Total Substandard / Doubtful
Percent of loans
0.44%
1.23%
0.92%
0.96%
1.31%
$8.6
$26.3
$20.0
$21.3
$29.9
2025Q3
2025Q4
2026Q1
2026Q2
2026Q3

Special Mention Characteristics



Constr. & Land
6%
Comm. Unsec.
3%
Venture
2%
Cash Flow Term
13%
Comm. Finance
1%
RE / Non Res.
75%
Includes non-owner occupied CRE relationship with 3 loans totaling $29 million and estimated LTVs <50%

Substandard / Doubtful Characteristics



Commercial Finance
15%
Commercial Unsec.
9%
Venture
4%
Cash Flow Term
19%
Constr. & Land
53%
Includes $15.9 million for 2 non-performing construction & land loans

Varied Funding Sources

- Period-end deposits increased $290 million from June 30, 2026
  - Some of the growth was due to temporary higher deposit balances
- Multi-pronged deposit strategy:
  - Venture Lending drives funding with deposit generation well in excess of loan balances
  - Corporate Banking and Specialty Finance are self-funding, supporting loan growth and broader balance sheet strength
  - CRE and Construction are asset-focused with limited deposit generation

Five Quarter Deposit Trend *($s in millions)*



Non-IB Deposits
IB Deposits
Time Deposits
Brokered (non-reciprocal)
$2,049
$2,186
$2,199
$2,322
$2,612
75%
73%
71%
71%
78%
23%
25%
26%
24%
20%
9/30/2025
12/31/2025
3/31/2026
6/30/2026
9/30/2026

Deposits by Division



Specialty Finance
$771 million
30%
Venture Lending
$837 million
32%
Total Deposits at Sep. 30, 2026:
$2.6B
Specialty Deposits
$149 million
6%
Other¹
$170 million
6%
Corporate Banking
$685 million
26%

Borrowing Capacity

Data as of Sept. 30, 2026
$s in millions

	Capacity	Amount Used ($)	Amount Used (%)	Available
Federal Funds Line of Credit	$229	–	–	$229
FHLB	$564	–	–	$564
Available securities	$270	–	–	$270
FRB Discount Window	$955	–	–	$955
Available Contingent Capacity	**$2,019**	**–**	**–**	**$2,019**

[1] Other includes Fund Finance, Commercial Real Estate, Construction, Brokered and Other

Securities Portfolio

- Investment portfolio totaled $280 million at September 30, 2026
  - Book yield: 4.73%
  - Duration: 4.3 years
  - Average life: 5.2 years
- Comprised primarily of agency MBS and CMOs
- 100% of securities portfolio is classified as available for sale

Investment Portfolio / Total Assets (%) & Portfolio Yield (%)



Investment Portfolio / Total Assets (%)
Portfolio Yield (%)
18%
21%
15%
13%
8%
9%
1.62%
2.13%
2.28%
2.31%
2.86%
4.77%
2021Y
2022Y
2023Y
2024Y
2025Y
2026Q3

Portfolio Composition



98%
Agency MBS and CMO
Total Securities at Sep. 30, 2026:
$280 million
2%
Muni and other

Net Unrealized Loss on AFS Securities *($s in millions)*



2021Y
2022Y
2023Y
2024Y
2025Y
2026Q3
($6.6)
($83.3)
($68.8)
($72.6)
($0.3)
($13.1)

Appendix

Experienced Management Team

Mark D. Mordell



Chairman of the Board and Chief Executive Officer

- Joined the board of directors of the Bank in January of 2006, appointed Chairman in February of 2007, named CEO of Avidbank Holdings and the Bank in March 2012
- Brings over 30 years of financial services, real estate and diverse business experience to the Company
- In 1991 founded California Bavarian Corporation and its successor company, CBC Properties, LLC, which was a full-service real estate investment and management organization based in Palo Alto
- Mr. Mordell serves as Advisory Board Member to MMM Management, Inc. and the Donovan & Bank Foundation, and is involved with Stanford University, Peninsula Bridge, Sacred Heart Preparatory School and the Town of Portola Valley
- Mr. Mordell received a B.A. in Economics from Stanford University

Jonathan ("JD") Dale



President

- Joined the Bank as President of Avidbank Holdings and the Bank in August 2026
- Prior to joining Avidbank, served with Umpqua Bank (which became Columbia Bank following its 2023 merger) from January 2016 to July 2025. From January 2024 until his departure, Mr. Dale served as EVP and Regional Executive for California. From August 2019 to January 2024, he served as EVP and Regional Executive for Umpqua Bank's Pacific Northwest and Mountain West regions. Prior thereto, Mr. Dale served in several other senior leadership positions at Umpqua Bank
- Before joining Umpqua Bank, Mr. Dale held positions with California Bank & Trust and Washington Mutual Bank in Southern California
- Mr. Dale earned his M.B.A. from the University of Southern California's Marshall School of Business and completed the Pacific Coast Banking School's Masters in Banking program through the University of Washington Foster School of Business

Patrick Oakes



Executive Vice President and Chief Financial Officer

- Joined the Bank as EVP and CFO of Avidbank Holdings and the Bank in March 2022
- Came to the Company from Atlantic Capital Bancshares, Inc. (Nasdaq: ACBI, which subsequently merged into SouthState Bank, N.A.) where he served as EVP, CFO and Secretary from 2015 to 2022
- Previous roles include EVP and CFO of Square 1 Bank, EVP and CFO of Encore Bancshares, Inc. and Senior Vice President and Treasurer of Sterling Bank
- Mr. Oakes was named the Atlanta Business Chronicle's 2021 CFO of the Year among small public company CFOs
- Mr. Oakes is a Chartered Financial Analyst, and holds a Bachelor of Science in Electrical Engineering Technology degree from Texas A&M University and an MBA, International Finance from Richmond American University London

Gina Thoma-Peterson



Executive Vice President and Chief Operating Officer

- Joined the Bank as EVP and COO of Avidbank Holdings and the Bank in September 2019
- Previously spent eight years at MUFG Union Bank in senior enterprise and operational risk management and CCAR roles
- Spent 12 years at PricewaterhouseCoopers (PwC) in San Francisco, leading advisory and audit services for its largest Western U.S. portfolio of financial institutions
- Spent six years as an Associate National Bank Examiner with the Office of the Comptroller of the Currency, following four years in bank operational roles in California and Washington
- Ms. Thoma-Peterson received her B.A. in Business Administration from the University of Washington

Experienced Management Team

Tami Laura Benedict

Executive Vice President and Chief of Staff



- Joined the Bank in 2006 as an online banking specialist, was promoted to Assistant VP and Operations Manager of the Bank in 2008, then to VP in 2012, where she took on the additional responsibility as the Deputy BSA (Bank Secrecy Act) Officer
- In June 2016, Ms. Benedict was promoted to Senior Vice President where she managed the day-to-day operations for Loan Services, Asset-Based Lending Operations, IT, the Branch, Deposit Operations, and Cash Management divisions of the Bank
- In August 2024, she was appointed Executive Vice President and Chief of Staff of the Bank

Victor DeMarco

Executive Vice President, Chief Legal Officer, Head of Advisory Services



- Joined in 2020 as the SVP and General Counsel of Avidbank Holdings and the Bank and was promoted to EVP and Chief Legal Officer in September 2024
- Founding member of Square 1 Bank, where he held several leadership positions and helped grow the Bank from inception through its IPO and merger with Pacific Western Bank
- Between February 2019 and September 2020, he practiced law with Smith Anderson representing many of the top venture banks in the country
- Mr. DeMarco received his B.S. in business from North Carolina State University, his MBA from the University of North Carolina at Chapel Hill, and his J.D. from North Carolina Central University

Lisa Foussianes

Executive Vice President and Chief Credit Officer



- Named Deputy Chief Credit Officer in June of 2025, and promoted to Chief Credit Officer in January 2026
- Joined the Bank in October of 2023 as Senior Vice President in Credit
- Previously Ms. Foussianes worked in venture lending, primarily as Managing Director at Signature Bank and Senior Vice President at Square 1 Bank, spanning originations, portfolio management, and credit
- Prior to her career in venture lending, Ms. Foussianes spent well over a decade in commercial real estate finance, including originations, workouts, CMBS and credit, primarily at Prudential Mortgage Capital and Heller Financial
- Ms. Foussianes received a BA in Economics from The University of Michigan and an MBA from the University of Chicago

Arthur Wasson

Executive Vice President and Chief Revenue Officer



- Joined the Bank as EVP, Treasury Management Services of the Bank in August 2023 and was promoted to Chief Revenue Officer in January 2026
- Previously served as the managing group director and was a founding member of the venture banking team at Signature Bank from 2019 to 2023
- Spent seven years at Square 1 Bank, subsequently acquired by Pacific Western Bank, most recently as EVP and Head of the Equity Funds Group and Global Treasury Management
- He began his banking career first at Merrill Lynch and later at Morgan Stanley in their private banking divisions
- Mr. Wasson received his B.S. in Accountancy from Villanova University and a J.D. from Albany Law School

Historical Balance Sheet

$s in thousands	Fiscal Year Ended December 31,					Quarter Ended				
	2025	2024	2023	2022	2021	Sep. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025
Cash and Cash Equivalents	$ 154,569	$ 82,701	$ 81,396	$ 47,288	$ 493,343	$ 354,059	$ 159,909	$ 149,042	$ 154,569	$ 177,319
Debt Securities Available-for-Sale	218,160	296,556	325,320	444,664	380,170	279,712	232,196	210,583	218,160	173,588
Loans, Net of Deferred Fees	2,148,439	1,864,942	1,740,647	1,554,222	1,223,344	2,282,528	2,224,119	2,172,846	2,148,439	1,958,585
Allowance for Credit Losses on Loans	(22,261)	(18,679)	(19,131)	(16,481)	(13,054)	(22,789)	(21,501)	(20,938)	(22,261)	(21,025)
Net Loans	2,126,178	1,846,263	1,721,516	1,537,741	1,210,290	2,259,739	2,202,618	2,151,908	2,126,178	1,937,560
Bank-Owned Life Insurance	13,045	12,674	12,315	32,747	31,875	11,540	11,443	13,151	13,045	12,953
Premises and Equipment, Net	1,526	2,331	3,297	4,163	4,565	984	1,151	1,340	1,526	1,739
Other Assets	56,165	63,963	86,992	66,665	42,235	60,798	53,123	53,530	56,165	59,295
Total Assets	**$ 2,569,643**	**$ 2,304,488**	**$ 2,230,836**	**$ 2,133,268**	**$ 2,162,478**	**$ 2,966,832**	**$ 2,660,440**	**$ 2,579,554**	**$ 2,569,643**	**$ 2,362,454**
Deposits	$ 2,186,073	$ 1,891,355	$ 1,654,329	$ 1,823,235	$ 1,979,410	$ 2,612,046	$ 2,321,948	$ 2,199,319	$ 2,186,073	$ 2,049,158
Subordinated Debt, Net	22,000	22,000	21,906	21,805	21,703	29,130	22,000	22,000	22,000	22,000
Short-Term Borrowings	60,000	185,000	360,000	130,000	–	–	–	55,000	60,000	–
Other Liabilities	20,591	19,771	29,289	20,690	24,265	26,146	20,307	14,797	20,591	18,183
Total Liabilities	**$ 2,288,664**	**$ 2,118,126**	**$ 2,065,524**	**$ 1,995,730**	**$ 2,025,378**	**$ 2,667,322**	**$ 2,364,255**	**$ 2,291,116**	**$ 2,288,664**	**$ 2,089,341**
Common Stock	$ 169,990	$ 106,997	$ 104,499	$ 102,359	$ 72,799	$ 170,843	$ 170,284	$ 169,474	$ 169,990	$ 169,342
Retained Earnings	111,150	130,703	109,688	93,824	68,801	138,002	127,818	120,171	111,150	104,201
Accumulated Other Comprehensive Loss	(161)	(51,338)	(48,875)	(58,645)	(4,500)	(9,335)	(1,917)	(1,207)	(161)	(430)
Total Shareholders' Equity	**$ 280,979**	**$ 186,362**	**$ 165,312**	**$ 137,538**	**$ 137,100**	**$ 299,510**	**$ 296,185**	**$ 288,438**	**$ 280,979**	**$ 273,113**
Total Liabilities and Shareholders' Equity	**$ 2,569,643**	**$ 2,304,488**	**$ 2,230,836**	**$ 2,133,268**	**$ 2,162,478**	**$ 2,966,832**	**$ 2,660,440**	**$ 2,579,554**	**$ 2,569,643**	**$ 2,362,454**

Historical Income Statement

$s in thousands except share data	Fiscal Year Ended December 31,					Quarter Ended				
	2025	2024	2023	2022	2021	Sep. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025
Interest and Fees on Loans	$ 132,825	$ 130,878	$ 112,494	$ 71,813	$ 50,823	$ 37,426	$ 36,484	$ 35,429	$ 34,093	$ 33,880
Interest on Debt Securities	6,883	7,162	8,658	9,877	3,606	3,150	2,559	2,467	2,274	1,157
Federal Home Loan Bank Dividends	735	752	690	367	272	200	20	426	185	184
Other Interest Income	5,307	3,649	3,140	1,342	456	2,796	864	716	1,775	2,033
Total Interest Income	**$ 145,750**	**$ 142,441**	**$ 124,982**	**$ 83,399**	**$ 55,157**	**$ 43,572**	**$ 39,927**	**$ 39,038**	**$ 38,327**	**$ 37,254**
Interest on Deposits	$ 53,159	$ 54,146	$ 36,414	$ 7,513	$ 2,618	$ 14,411	$ 12,640	$ 11,899	$ 12,887	$ 13,776
Interest on Borrowings	5,286	13,073	15,009	1,440	1,238	487	606	639	427	828
Total Interest Expense	**$ 58,445**	**$ 67,219**	**$ 51,423**	**$ 8,953**	**$ 3,856**	**$ 14,898**	**$ 13,246**	**$ 12,538**	**$ 13,314**	**$ 14,604**
Net Interest Income	**$ 87,305**	**$ 75,222**	**$ 73,559**	**$ 74,446**	**$ 51,301**	**$ 28,674**	**$ 26,681**	**$ 26,500**	**$ 25,013**	**$ 22,650**
Provision for Credit Losses	5,118	4,096	3,042	3,510	3,572	1,151	2,789	1,445	2,838	1,356
Net Interest Income After Provision for Credit Losses	**$ 82,187**	**$ 71,126**	**$ 70,517**	**$ 70,936**	**$ 47,729**	**$ 27,523**	**$ 23,892**	**$ 25,056**	**$ 22,175**	**$ 21,295**
Service Charges and Fees	$ 3,178	$ 2,600	$ 2,209	$ 2,617	$ 2,179	$ 887	$ 851	$ 821	$ 797	$ 779
Foreign Exchange Income	937	896	411	254	187	324	340	363	254	267
Bank-Owned Life Insurance Income	372	508	894	871	451	97	1,497	106	93	96
Credit Card Income	314	150	104	71	53	106	113	101	60	57
Warrant and Success Fee Income	648	65	23	281	477	112	64	3	375	-
(Loss) / Gain on Sale of Securities	(62,391)	-	(6,214)	(404)	735	-	-	-	-	(62,391)
Other income	566	1,791	(79)	613	969	170	185	73	188	340
Total Non-interest Income	**$ (56,376)**	**$ 6,010**	**$ (2,652)**	**$ 4,303**	**$ 5,041**	**$ 1,696**	**$ 3,050**	**$ 1,467**	**$ 1,767**	**$ (60,852)**
Salaries and Employee Benefits	$ 37,415	$ 32,499	$ 30,572	$ 29,102	$ 25,256	$ 10,178	$ 9,563	$ 9,555	$ 9,574	$ 9,766
Occupancy and Equipment	3,208	4,019	3,954	3,652	4,078	830	777	790	730	723
Data Processing	2,936	2,412	2,041	1,737	1,647	901	787	799	770	792
Regulatory Assessments	1,930	2,083	1,663	1,816	1,226	486	515	566	521	445
Legal and Professional Fees	2,707	2,139	1,839	1,290	897	1,316	897	1,188	890	591
Other Expenses	4,585	4,181	3,824	3,193	2,512	1,414	3,934	1,184	1,366	1,162
Total Non-interest Expense	**$ 52,781**	**$ 47,333**	**$ 43,893**	**$ 40,790**	**$ 35,616**	**$ 15,125**	**$ 16,473**	**$ 14,082**	**$ 13,851**	**$ 13,479**
(Loss)/Income Before (Benefit)/Provision for Income Taxes	**$ (26,970)**	**$ 29,803**	**$ 23,972**	**$ 34,449**	**$ 17,154**	**$ 14,094**	**$ 10,469**	**$ 12,440**	**$ 10,091**	**$ (53,036)**
(Benefit)/Provision for Income Taxes	(7,417)	8,788	7,171	9,426	4,890	3,910	2,822	3,419	3,142	(15,301)
Net (Loss)/Income	**$ (19,553)**	**$ 21,015**	**$ 16,801**	**$ 25,023**	**$ 12,264**	**$ 10,184**	**$ 7,647**	**$ 9,021**	**$ 6,949**	**$ (37,735)**
Basic (Loss)/Earnings Per Common Share	$ (2.25)	$ 2.83	$ 2.29	$ 3.68	$ 2.08	$ 0.96	$ 0.72	$ 0.85	$ 0.66	$ (4.12)
Diluted (Loss)/Earnings Per Common Share	$ (2.25)	$ 2.76	$ 2.24	$ 3.60	$ 2.02	$ 0.94	$ 0.71	$ 0.84	$ 0.65	$ (4.12)

GAAP to Non-GAAP Reconciliation[1]

$s in thousands	Fiscal Year Ended December 31,					Quarter Ended				
	2025	2024	2023	2022	2021	Sep. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025
Non-GAAP Adjusted Net Income Reconciliation										
Net (Loss) / Income - GAAP	($19,553)	$21,015	$16,801	$25,023	$12,264	$10,184	$7,647	$9,021	$6,949	($37,735)
Loss on Sale of Securities	62,391	-	6,214	404	-	-	-	-	-	62,391
Tax Impact of Loss on Sale of Securities	(17,949)	-	(1,731)	(109)		-	-	-	-	(17,949)
Settlement of Litigation	-	-	-	-	-	-	2,637	-	-	-
Tax Impact of Litigation Settlement	-	-	-	-	-	-	(749)	-	-	-
Severance	-	-	324	-	-	-	-	-	-	-
Tax Impact of Severance	-	-	(91)	-	-	-	-	-	-	-
BOLI Surrender Tax Expense	-	-	478	-	-	-	-	-	-	-
BOLI Death Benefit Income	-	-	-	-	-	-	(1,338)	-	-	-
Net Income - Adjusted (non-GAAP)	**$24,889**	**$21,015**	**$21,995**	**$25,318**	**$12,264**	**$10,184**	**$8,197**	**$9,021**	**$6,949**	**$6,707**
Non-GAAP Adjusted Diluted Earnings Per Share Reconciliation										
Diluted (Loss) / Earnings Per Share - GAAP	($2.25)	$2.76	$2.24	$3.60	$2.02	$0.94	$0.71	$0.84	$0.65	($4.12)
Loss on Sale of Securities, Net of Income Tax	5.05	-	0.60	0.04	-	-	-	-	-	4.84
Settlement of Litigation, Net of Income Tax	-	-	-	-	-	-	0.17	-	-	-
Severance, Net of Income Tax	-	-	0.03	-	-	-	-	-	-	-
BOLI Death Benefit Income	-	-	-	-	-	-	(0.12)	-	-	-
BOLI Surrender Tax Expense	-	-	0.06	-	-	-	-	-	-	-
Diluted Earnings Per Share - Adjusted (non-GAAP)	**$2.80**	**$2.76**	**$2.94**	**$3.64**	**$2.02**	**$0.94**	**$0.76**	**$0.84**	**$0.65**	**$0.72**
Average Common Shares - Diluted - Adjusted	8,880,454	7,604,442	7,490,779	6,952,758	6,062,482	10,803,901	10,776,924	10,773,884	10,754,488	9,353,444
Non-GAAP Adjusted Return on Average Assets Reconciliation										
Net (Loss) / Income - GAAP	($19,553)	$21,015	$16,801	$25,023	$12,264	$10,184	$7,647	$9,021	$6,949	($37,735)
Average Total Assets	2,357,580	2,252,814	2,173,969	2,072,989	1,713,888	2,845,991	2,565,538	2,504,616	2,459,110	2,357,158
Return on Average Assets - GAAP	(0.83%)	0.93%	0.77%	1.21%	0.72%	1.42%	1.20%	1.46%	1.12%	(6.35%)
Adjusted Net Income (non-GAAP)	$24,889	$21,015	$21,995	$25,318	$12,264	$10,184	$8,197	$9,021	$6,949	$6,707
Average Total Assets	2,357,580	2,252,814	2,173,969	2,072,989	1,713,888	2,845,991	2,565,538	2,504,616	2,459,110	2,357,158
Return on Average Assets - Adjusted (non-GAAP)	**1.06%**	**0.93%**	**1.01%**	**1.22%**	**0.72%**	**1.42%**	**1.28%**	**1.46%**	**1.12%**	**1.13%**

[1] See Slide 3 under "Non-GAAP Financial Measures."

GAAP to Non-GAAP Reconciliation

	Fiscal Year Ended December 31,					Quarter Ended				
$s in thousands	2025	2024	2023	2022	2021	Sep. 30, 2026	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sep. 30, 2025
Non-GAAP Adjusted Return on Average Equity Reconciliation										
Net (Loss) / Income - GAAP	($19,553)	$21,015	$16,801	$25,023	$12,264	$10,184	$7,647	$9,021	$6,949	($37,735)
Average Total Equity	227,210	175,348	150,045	135,841	133,646	300,781	294,826	287,191	278,382	236,903
Return on Average Equity - GAAP	(8.61%)	11.98%	11.20%	18.42%	9.18%	13.43%	10.40%	12.74%	9.90%	(63.19%)
Adjusted Net Income (non-GAAP)	$24,889	$21,015	$21,995	$25,318	$12,264	$10,184	$8,197	$9,021	$6,949	$6,707
Average Total Equity	227,210	175,348	150,045	135,841	133,646	300,781	294,826	287,191	278,382	236,903
Return on Average Equity - Adjusted (non-GAAP)	**10.95%**	**11.98%**	**14.66%**	**18.64%**	**9.18%**	**13.43%**	**11.15%**	**12.74%**	**9.90%**	**11.23%**
Non-GAAP adjusted non-interest expense reconciliation										
Non-interest expense	$52,781	$47,333	$43,893	$40,790	$35,616	$15,125	$16,473	$14,082	$13,851	$13,479
Severance	-	-	(324)	-	-	-	-	-	-	-
Settlement of litigation	-	-	-	-	-	-	(2,637)	-	-	-
Non-interest expense – adjusted	**$52,781**	**$47,333**	**$43,569**	**$40,790**	**$35,616**	**$15,125**	**$13,836**	**$14,082**	**$13,851**	**$13,479**
Non-GAAP Adjusted Efficiency Ratio Reconciliation										
Non-Interest Expense	$52,781	$47,333	$43,893	$40,790	$35,616	$15,125	$16,473	$14,082	$13,851	$13,479
Net Interest Income	87,305	75,222	73,559	74,446	51,301	28,674	26,681	26,500	25,013	22,650
Non-Interest Income	(56,376)	6,010	(2,652)	4,303	5,041	1,696	3,050	1,467	1,767	(60,852)
Efficiency Ratio - GAAP	170.65%	58.27%	61.90%	51.80%	63.21%	49.80%	55.41%	50.35%	51.72%	(35.28%)
Non-Interest Expense - Adjusted	$52,781	$47,333	$43,569	$40,790	$35,616	$15,125	$13,836	$14,082	$13,851	$13,479
Net Interest Income	87,305	75,222	73,559	74,446	51,301	28,674	26,681	26,500	25,013	22,650
Non-Interest Income	(56,376)	6,010	(2,652)	4,303	5,041	1,696	3,050	1,467	1,767	(60,852)
Loss on Sale of Securities	62,391	-	6,214	404	-	-	-	-	-	62,391
BOLI Death Benefit Income	-	-	-	-	-	-	(1,338)	-	-	-
Non-Interest Income - Adjusted	6,015	6,010	3,562	4,707	5,041	1,696	1,712	1,467	1,767	1,539
Efficiency Ratio - Adjusted (non-GAAP)	**56.56%**	**58.27%**	**56.49%**	**51.53%**	**63.21%**	**49.80%**	**48.73%**	**50.35%**	**51.72%**	**55.72%**
Non-GAAP Taxable Equivalent Net Interest Income Reconciliation										
Net Interest Income - GAAP	$87,305	$75,222	$73,559	$74,446	$51,301	$28,674	$26,681	$26,500	$25,013	$22,650
Taxable Equivalent Adjustment	32	25	72	173	-	8	8	8	8	8
Net Interest Income - Taxable Equivalent (non-GAAP)	**$87,337**	**$75,247**	**$73,631**	**$74,619**	**$51,301**	**$28,682**	**$26,689**	**$26,508**	**$25,021**	**$22,658**